Exhibit 10.1

Form of

FIRST AMENDMENT TO STOCK OPTION AGREEMENT

THIS FIRST AMENDMENT TO STOCK OPTION AGREEMENT ("Amendment") is made as of this ____ day of ______________, 2007 by and between _________________ ("Executive") and COMMUNITY BANKS, INC. ("CBI").

WHEREAS, CBI has granted an option to purchase ___________ shares of CBI Common Stock to Executive (the “2006 Option”) pursuant to a certain Stock Option Agreement dated January 25, 2006 (the "Agreement"), and

WHEREAS, the Compensation Committee of the Board of Directors of CBI decided on January 22, 2007 to grant an additional option to Executive to purchase __________ shares of CBI common stock, upon the condition that Executive agree to an extension of the vesting period for the 2006 Option, and

WHEREAS, the Executive is willing to extend the vesting period of the 2006 Option in consideration of the grant of options to be made in 2007,

NOW THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties agree as follows:

1. The unnumbered section of the Agreement entitled "VESTING OF ISO's GRANTED January 25, 2006" is hereby amended and restated to read in its entirety as follows:

Your ISO(s) may first be exercised on an after one year from the grant date, but not before that time. On and after one year, and prior to two years from the date of the grant, your ISO's may be exercised for up to 20% of the total shares the subject to the ISO's. On and after two years, and prior to three years from the date of the grant, your ISO's may be exercised for up to 40% of the total shares the subject to the ISO's, minus the number of shares previously purchased by the exercise of ISO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) On and after three years, and prior to four years from the date of the grant, your ISO's may be exercised for up to 60% of the total shares the subject to the ISO's, minus the number of shares previously purchased by the exercise of ISO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) On and after four years, and prior to five years from the date of the grant, your ISO's may be exercised for up to 80% of the total shares the subject to the ISO's, minus the number of shares previously purchased by the exercise of ISO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) On and after five years from the date of the grant, your ISO's may be exercised for up to 100% of the total shares the subject to the ISO's, minus the number of shares previously purchased by the exercise of ISO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) No fractional shares shall be issued or delivered. The ISO's shall terminate and shall not be exercisable after the expiration of seven years from the date of grant.

2. The unnumbered section of the Agreement entitled "VESTING OF NQSO's" is hereby amended and restated to read in its entirety as follows:

Your NQSO may first be exercised on an after one year from the grant date, but not before that time. On and after one year, and prior to two years from the date of the grant, your NQSO's may be exercised for up to 20% of the total shares the subject to the NQSO's. On and after two years, and prior to three years from the date of the grant, your NQSO's may be exercised for up to 40% of the total shares the subject to the NQSO's, minus the number of shares previously purchased by the exercise of NQSO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) On and after three years, and prior to four years from the date of the grant, your NQSO's may be exercised for up to 60% of the total shares the subject to the NQSO's, minus the number of shares previously purchased by the exercise of NQSO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) On and after four years, and prior to five years from the date of the grant, your NQSO's may be exercised for up to 80% of the total shares the subject to the NQSO's, minus the number of shares previously purchased by the exercise of NQSO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) On and after five years from the date of the grant, your NQSO's may be exercised for up to 100% of the total shares the subject to the NQSO's, minus the number of shares previously purchased by the exercise of NQSO's (adjusted for stock dividends, stock splits, combination of shares, recapitalization, and what the Compensation Committee considers in its sole discretion to be similar circumstances.) No fractional shares shall be issued or delivered. The NQSO's shall terminate and shall not be exercisable after the expiration of seven years from the date of grant.

3. This Amendment shall be considered an amendment to and modification of the Agreement, which may not be further modified except by written agreement executed by the parties thereto. Except as expressly modified hereby, the Agreement shall remain in full force and effect.

4. This Amendment shall be binding upon and an inure to the benefit of the parties hereto, their respective successors and assigns.

5. This Amendment shall be governed by and construed in accordance to the laws of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have set their hands.

ATTEST:                                                                           COMMUNITY BANKS, INC.

_____________________                                                BY: ________________________

                                                                                                 ________________________
                                                                                                 (Name and Title)

WITNESS:

_____________________                                                 ____________________________
                                                                                           Executive